Exhibit 10.7


CLIFFORD                                          LIMITED LIABILITY PARTNERSHIP
CHANCE


                                      [*]


                   RBS CARDS SECURITISATION FUNDING LIMITED
                              as Loan Note Issuer

                                      and

               THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED
                              as LNI Account Bank

                                      and

                      THE BANK OF NEW YORK, LONDON BRANCH
                              as Security Trustee

               ------------------------------------------------

                  LOAN NOTE ISSUER DISTRIBUTION ACCOUNT BANK
                                   AGREEMENT

               ------------------------------------------------

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.     Definitions............................................................1

2.     The Accounts...........................................................3

3.     Mandate................................................................4

4.     Acknowledgement By The LNI Account Bank................................4

5.     Indemnity..............................................................5

6.     Change Of Security Trustee Or LNI Account Bank.........................6

7.     Further Assurance......................................................6

8.     Confidentiality........................................................6

9.     Costs..................................................................7

10.    Notices................................................................7

11.    Consideration..........................................................7

12.    Non-Petition...........................................................7

13.    Assignment.............................................................8

14.    Counterparts...........................................................8

15.    Third Party Rights.....................................................8

16.    Governing Law And Jurisdiction.........................................8

SCHEDULE 1     LNI ACCOUNT BANK MANDATE......................................10

SCHEDULE 2     LNI ACCOUNT BANK MANDATE......................................13

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THIS AGREEMENT is made in Jersey on [*] 2005

BETWEEN:

(1) RBS CARDS SECURITISATION FUNDING LIMITED whose registered office is at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ (the "LOAN
       NOTE ISSUER");

(2) THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED whose registered office is at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ;

(3) THE BANK OF NEW YORK, acting through its London branch at One Canada Square, London, England E14 5AL (in its capacity as "SECURITY TRUSTEE" which expression shall include such company and all other persons or companies for the time being acting as the trustee or trustees under the Security Trust Deed).

IT IS HEREBY AGREED AS FOLLOWS:

1.     DEFINITIONS

1.1    In this Agreement, except so far as the context otherwise requires:

       "ACCOUNTS" means (together with any redesignation or sub-account thereof or any replacement therefor with any bank which is a Qualifying Institution), with respect to each Series, each account designated the "RBS Cards Securitisation Funding Limited - Distribution Account" and designated with reference to the number of such Series (each, the "LOAN
       NOTE ISSUER DISTRIBUTION ACCOUNT") and each account designated the "RBS Cards Securitisation Funding Limited - Expenses Account" and designated with reference to the number of such Series (each, the "LOAN NOTE ISSUER EXPENSES ACCOUNT"), both in the name of the Loan Note Issuer and maintained by the LNI Account Bank (Sort Code 16-10-28) or any account at any branch of the LNI Account Bank or a Qualifying Institution in each case outside the United Kingdom which replaces either from time to time and "ACCOUNT" shall mean any one such Account;

       "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in London, New York or Jersey are authorised or obliged by law or executive order to be closed;

       "DAILY REPORT" has the meaning given to it in Clause 9.5(a) of the Receivables Trust Deed and Trust Cash Management Agreement entered into on 27 March 2000 by South Gyle Receivables Trustee Limited, The Royal Bank of Scotland plc, RBS Advanta and the Loan Note Issuer (as amended and restated from time to time);

       "ELECTRONIC MEANS" means, in respect of transfers, by way of CHAPS or such other system(s) as may replace it, and in respect of electronic messaging, SWIFT or such other systems as may replace it, or any other system as may be agreed by the parties;

       "FITCH" means Fitch Ratings Limited;

       "LNI ACCOUNT BANK" means The Royal Bank of Scotland International Limited or any other bank outside the United Kingdom at which the Accounts are to be maintained from time to time;

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       "LOAN NOTE" means each loan note issued by the Loan Note Issuer from time to time constituted by the Security Trust Deed as supplemented by each relevant Loan Note Supplement;

       "LOAN NOTE EVENT OF DEFAULT" means any of the events set out in Condition 9 (Loan Note Events of Default) of the Loan Note with respect to a Series;

       "LOAN NOTE SUPPLEMENT" means the relevant supplement to the Security Trust Deed with respect to a Series;

       "MANDATES" means the resolutions, instructions and signature authorities relating to each of the Accounts in the form set out in the Schedules hereto as they may be amended from time to time and notified as provided herein;

       "MONTHLY TRUST CASH MANAGER'S REPORT" bears the same meaning as in the Master Framework Agreement entered into on 27 March 2000 by, inter alios, the Loan Note Issuer, the Security Trustee, South Gyle Receivables Trustee Limited, The Royal Bank of Scotland plc and RBS Advanta (as amended and restated from time to time);

       "MOODY'S" means Moody's Investors Service Limited;

       "QUALIFYING INSTITUTION" means an institution outside the United Kingdom
       (i) which at all times has a short-term unsecured debt rating of at least A-1+ by Standard & Poor's and P-1 by Moody's or (ii) which is acceptable to each Rating Agency provided that, in the case of The Royal Bank of Scotland International Limited, the rating criteria shall apply to The Royal Bank of Scotland plc;

       "RATING AGENCY" means each of Moody's, Standard & Poor's and Fitch;

       "SECURITY TRUST DEED" means the security trust deed dated 27 March 2000 between, inter alios, the Security Trustee and the Loan Note Issuer;

       "STANDARD & POOR'S" means Standard & Poor's Ratings Group; and

       "TRUST CASH MANAGER" means The Royal Bank of Scotland plc, acting through its RBS Cards division pursuant to the Receivables Trust Deed and Trust Cash Management Agreement.

1.2    The headings in this Agreement shall not affect its interpretation.

1.3 Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other genders and words denoting persons only shall include firms and corporations and vice versa.

1.4 References to this or any other agreement or document include any amendment or supplement thereto or variation thereof for the time being having effect.

1.5    The parties hereto acknowledge that references to:

       (i)     the Master Framework Agreement;

       (ii)    the Receivables Trust Deed and Trust Cash Management Agreement;

                                     - 2 -

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       (iii)   the Loan Note Supplement; and

       (iv)    the Security Trust Deed,

       in this Agreement are for definition purposes only and that (other than as expressly provided herein) the LNI Account Bank, in its capacity as the account operating bank under this Agreement, shall not be deemed to have notice of their terms.

2.     THE ACCOUNTS

2.1 Prior to the occurrence of a Loan Note Event of Default with respect to a Series, the LNI Account Bank shall comply with any direction of the Loan Note Issuer to debit any of the Accounts provided that such direction shall:

       (a)     be in writing; and

       (b)     comply with the Mandates.

       Notwithstanding the provisions of this Clause 2.1 amounts shall only be withdrawn from an Account to the extent that such withdrawal does not cause the Account to become overdrawn and furthermore credits shall only be made to an Account when the LNI Account Bank shall have received cleared funds.

2.2 Notwithstanding any term of the Mandates, the Loan Note Issuer irrevocably instructs the LNI Account Bank to debit from or credit to the relevant Account to or from the relevant persons and accounts specified therein the amounts specified in each Daily Report and Monthly Trust Cash Manager's Report received by the LNI Account Bank by means of secure facsimile transmission that includes the signal number authentication code issued to the Trust Cash Manager by the LNI Account Bank (or such other secure method as agreed by the Loan Note Issuer and the LNI Account Bank in writing from time to time) PROVIDED THAT the LNI Account Bank may also act on any report received by it by means of secure facsimile transmission that includes the signal number authentication code issued to the Trust Cash Manager. The LNI Account Bank agrees to comply with such instructions without any further verification unless it receives any instructions in writing from the Loan Note Issuer or following the occurrence of a Loan Note Event of Default with respect to a Series, the Security Trustee to the contrary one Business Day prior to the time by which it is required to fulfil any instruction contained in any such instructions.

       Notwithstanding the provisions of this Clause 2.2 amounts shall only be withdrawn from any Account to the extent that such withdrawal does not cause such Account to become overdrawn and furthermore credits shall only be made to such Account when the LNI Account Bank shall have received cleared funds.

2.3 The LNI Account Bank agrees that if directed pursuant to Clause 2.1 or Clause 2.2 to make any payment, and provided such direction is given or report is received in sufficient time to allow the LNI Account Bank to transfer amounts on the required date, it will do so prior to close of business on the Business Day on which such direction or report is received and for value that day provided that if any direction or report is received by the LNI Account Bank later than 2.00 p.m. on any Business Day the LNI

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       Account Bank shall make such payment as soon as practicable after the commencement of business on the following Business Day for value that day.

2.4 The charges of the LNI Account Bank (if any) for the operation of the Accounts shall not be debited to the Accounts but shall be payable by the Loan Note Issuer within 30 days or less of receipt of a written invoice and charged by the LNI Account Bank to the Loan Note Issuer on the same basis and at the same rates as are generally applicable to its business customers and the LNI Account Bank hereby acknowledges that it will have no recourse against any funds standing to the credit of the Accounts or against any party hereto other than the Loan Note Issuer in respect of the said charges.

3.     MANDATE

3.1 The Loan Note Issuer has agreed to deliver the Mandates to the LNI Account Bank (with a copy to the Security Trustee) and the LNI Account Bank hereby confirms to the Loan Note Issuer and the Security Trustee:

       (a)     receipt by it of the Mandates from the Loan Note Issuer; and

       (b) that each Mandate is operative and supersedes any previous mandates or arrangements relating to the relevant Account.

4.     ACKNOWLEDGEMENT BY THE LNI ACCOUNT BANK

4.1 Notwithstanding anything to the contrary in the Mandates, the LNI Account Bank hereby:

       (a) acknowledges that, pursuant to each relevant Loan Note Supplement, the Loan Note Issuer has assigned or intends to assign its rights, title and interest in the Accounts to the Security Trustee by way of security with respect to each relevant Series; and

       (b) subject to execution of each relevant Loan Note Supplement, waives any right it has or may hereafter acquire to combine, consolidate or merge the Loan Note Issuer Distribution Account or Loan Note Issuer Expenses Account with any other account or ledger of the Loan Note Issuer or any other person or any liabilities of the Loan Note Issuer or any other person to the LNI Account Bank and agrees that it may not set off, transfer, consolidate, combine or withhold payment of any sum standing to the credit of the Loan Note Issuer Distribution Account or Loan
               Note Issuer Expenses Account in or towards or conditionally upon satisfaction of any liabilities to it of the Loan Note Issuer or any other person.

4.2 Subject to execution of each relevant Loan Note Supplement, the LNI Account Bank agrees (with the consent of the Loan Note Issuer):

       (a) to comply with any direction of the Security Trustee expressed to be given by the Security Trustee pursuant to the Security Trust Deed and the Loan Note Supplement in respect of the operation of the Accounts and the LNI Account Bank shall be entitled to rely on any such direction purporting to have been given on behalf of the Security Trustee without enquiry; and

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       (b)     after the occurrence of a Loan Note Event of Default with
               respect to a Series, that all right, authority and power of the Loan Note Issuer in respect of the operation of the Accounts shall be deemed to be terminated and of no further effect and the LNI Account Bank and the Loan Note Issuer agree that the LNI Account Bank shall, upon receipt of such notice (to be given in writing) from the Security Trustee, comply with the directions of the Security Trustee or any receiver appointed under the relevant Loan Note Supplement in relation to the operation of the Accounts.

4.3 Until the LNI Account Bank shall have been notified in writing by the Security Trustee that there are no Loan Notes outstanding, the LNI Account Bank shall provide the Loan Note Issuer with a monthly statement in respect of each of the Accounts or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement.

5.     INDEMNITY

5.1 Unless otherwise directed by the Security Trustee pursuant to Clause 4.2, the LNI Account Bank in making payment from any Account, in accordance with this Agreement, shall be entitled to act as directed by the Loan Note Issuer pursuant to Clause 2.1 and Clause 2.2 and to rely as to the amount of any such transfer or payment on the instructions of the Loan Note Issuer in accordance with the relevant Mandate or as set out in the relevant Daily Report or Monthly Trust Cash Manager's Report in accordance with Clause 2.2 and the LNI Account Bank shall have no liability for any loss, injury or consequence suffered or incurred by the Loan Note Issuer for any action taken as a consequence of relying on any such instruction or in accordance with any Daily Report or Monthly Trust Cash Manager's Report except in the case of the LNI Account Bank's wilful default, gross negligence or unremedied breach of this Agreement.

5.2 The Loan Note Issuer shall indemnify the LNI Account Bank against any loss, cost, damage, charge or expense incurred by the LNI Account Bank in complying with any direction or instruction of the Loan Note Issuer or the Security Trustee delivered pursuant to and in accordance with this Agreement, save that this indemnity shall not extend to:-

       (a) the charges of the LNI Account Bank (if any) for the operation of the Accounts; and

       (b) any loss, cost, damage, charge or expense arising from any breach by the LNI Account Bank of its obligations under this Agreement.

6.     CHANGE OF SECURITY TRUSTEE OR LNI ACCOUNT BANK

6.1 If there is any change in the identity of the Security Trustee in accordance with the Security Trust Deed, or a change in the identity of the LNI Account Bank, the parties hereto or any of them as appropriate shall execute such documents and take such actions as the new Security Trustee or LNI Account Bank and the outgoing Security Trustee or LNI Account Bank may require for the purpose of vesting in the new Security Trustee or LNI Account Bank the rights and obligations of the outgoing Security Trustee or LNI

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       Account Bank, and releasing the outgoing Security Trustee or LNI Account
       Bank from its future obligations under this Agreement.

6.2 The LNI Account Bank shall give not less than 4 weeks' notice to the Loan Note Issuer and the Security Trustee of any termination of the banking arrangements granted by it pursuant hereto to the Loan Note Issuer. In the event of any such termination the LNI Account Bank shall take reasonable steps (for a period of no longer than three months after such termination) to assist the other parties hereto to effect an orderly transition of the Loan Note Issuer's banking arrangements.

6.3 In the event that the LNI Account Bank ceases to be a Qualifying Institution, the LNI Account Bank shall immediately give notice of that fact to the Security Trustee and the Loan Note Issuer. As soon as practicable thereafter and in any event within 30 days of such notice, the LNI Account Bank shall transfer the closing credit balance of each of the Accounts, together with all interest accrued on such balances up to but not including the date of transfer, to an appropriate successor account with a Qualifying Institution, approved by the Security Trustee.

7.     FURTHER ASSURANCE

       The parties hereto agree that they will co-operate fully to do all such further acts and things and execute any further documents as may be necessary or desirable to give full effect to the arrangements contemplated by this Agreement.

8.     CONFIDENTIALITY

       None of the parties hereto shall during the continuance of this Agreement or after its termination disclose to any person whatsoever (except as provided herein or with the authority of the other parties hereto or so far as may be necessary for the proper performance of its obligations hereunder or unless required by law or any applicable stock exchange requirement or by any regulatory authority or ordered to do so by a court of competent jurisdiction or by the Inland Revenue or the Commissioners of Customs and Excise) any information relating to the business, finances or other matters of a confidential nature of any other party of which it may in the course of its duties hereunder have become possessed and all parties hereto shall use all reasonable endeavours to prevent any such disclosure.

9.     COSTS

       The Loan Note Issuer agrees to pay the reasonable costs (including reasonable legal costs and expenses) of the LNI Account Bank and of the Security Trustee in connection with the negotiation of this Agreement and the establishment of the Accounts and the negotiation and execution of any further documents and the taking of any further action to be executed or taken pursuant to Clause 7 (Further Assurance) of this Agreement.

10.    NOTICES

       Any notices, including directions to the LNI Account Bank, the Loan Note Issuer or the Security Trustee to be given pursuant to this Agreement, shall be sufficiently served or given if sent by prepaid post or by facsimile transmission and shall be deemed to be

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       given (in the case of any notice by facsimile transmission) when despatched and (in the case of any notice by post) when it would be received in the ordinary course of the post and (in the case of any direction to the LNI Account Bank by post or facsimile transmission) when actually received, and shall be sent:

(a) in the case of the Loan Note Issuer, to it at its registered office at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ for the attention of [*], fax number [*];

(b) in the case of the LNI Account Bank, to The Royal Bank of Scotland International Limited whose address is at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ for attention of [*], fax number [*];

(c) in the case of the Security Trustee, to its London Branch located at One Canada Square, London, E14 5AL, for the attention of [*], fax number [*],

       or to such other address or for the attention of such other person or to such other number or numbers as may from time to time be notified by any party to the other parties by written notice in accordance with the provisions of this clause.

11.    CONSIDERATION

       The LNI Account Bank acknowledges that it enters into this Agreement in consideration of the Loan Note Issuer having opened the Accounts, and that such opening of the Accounts constitutes good consideration with respect to this Agreement.

12.    NON-PETITION

       The LNI Account Bank hereby agrees and undertakes that until all amounts payable by the Loan Note Issuer under the Loan Notes have been paid in full, the LNI Account Bank will not petition or commence proceedings for liquidation, bankruptcy, reorganisation or winding up (or similar proceedings) under the laws of any jurisdiction nor join any person in doing so, nor commence any proceedings against the Loan Note Issuer.

13.    ASSIGNMENT

       The Loan Note Issuer may assign all its rights, title and benefit under this Agreement to the Security Trustee under or pursuant to the Security Trust Deed as supplemented by a Loan Note Supplement but may not otherwise assign or transfer any or all of its rights, title and benefit under this Agreement without the prior written consent of the Security Trustee.

14.    COUNTERPARTS

       This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

15.    THIRD PARTY RIGHTS

       A person who is not a party to this Agreement has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

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16.    GOVERNING LAW AND JURISDICTION

16.1 This Agreement shall be governed by and construed in accordance with the laws of England.

16.2 Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement, and, for such purposes, irrevocably submits to the jurisdiction of such courts.

16.3 Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.

16.4 Each party hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereto below to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Agreement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

IN WITNESS whereof this Agreement has been executed in Jersey by or on behalf of the parties the day and year first above written.

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                                  SCHEDULE 1
                           LNI ACCOUNT BANK MANDATE

                    (LOAN NOTE ISSUER DISTRIBUTION ACCOUNT)

At a duly constituted meeting of the Board of Directors of RBS Cards Securitisation Funding Limited (the "COMPANY") held at 22 Grenville Street, St. Helier, Jersey JE4 8PX on [*].

IT WAS RESOLVED that:

1. The opening of the account number [*] sort code 16-10-28 in the name of the Company designated the "RBS Cards Securitisation Funding Limited - Distribution Account - [*]" (the "LOAN NOTE ISSUER DISTRIBUTION ACCOUNT") held with The Royal Bank of Scotland International Limited (the "LNI ACCOUNT BANK" for the purpose of this Resolution and Resolutions 2 to 7) at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ be and is hereby approved and ratified and that the Loan
       Note Issuer Distribution Account be used as an account for the benefit of the Company.

2. Terms defined in the Loan Note Issuer Bank Agreement entered into on or about [*] between the Company, The Bank of New York, London Branch and the LNI Account Bank (the "LOAN NOTE ISSUER BANK AGREEMENT") have the same meanings herein, unless defined herein or the context otherwise requires.

3. In relation to the Loan Note Issuer Distribution Account, the LNI Account Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted made or given and all directions given in writing in respect of the Loan Note Issuer Distribution Account opened pursuant to the Loan Note Issuer Bank Agreement PROVIDED THAT any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions or that any directions or orders are received by the LNI Account Bank by means of secure facsimile transmission that includes the signal number authentication code supplied to the Loan Note Issuer.

4. Notwithstanding Resolution 3 above, the LNI Account Bank be and is hereby instructed to act on any copy of such advice to the Company contained in any Daily Report or Monthly Trust Cash Manager Report received by the LNI Account Bank by means of secure facsimile transmission that includes the signal number authentication code issued to the Trust Cash Manager with respect to the debiting and crediting of monies from and to the Loan Note Issuer Distribution Account provided that the LNI Account Bank may also act on any report received by it by means of secure facsimile transmission that includes the signal number authentication code supplied to the Trust Cash Manager. unless notified otherwise in writing by the Company (or, following a Loan Note Event of Default with respect to any Series, the Security Trustee). The LNI Account Bank shall be instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the Loan Note Issuer to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

5. The mandates given to the LNI Account Bank by virtue of these resolutions shall, subject as provided in Resolution 6 below, remain in force, unless and until the LNI Account Bank has received from the Security Trustee notice to the contrary (the "SECURITY TRUSTEE'S NOTICE").

6. If the LNI Account Bank receives a Security Trustee's Notice, the LNI Account Bank will be instructed to comply with any direction or notice of the Security Trustee pursuant to the relevant Loan Note Supplement in respect of the operation of the Loan Note Issuer Distribution Account and that any instruction, advice or other direction referred to in Resolutions 3 or 4 as it relates to amounts in the Loan Note Issuer Distribution Account shall, if purporting to be dated after the date of receipt of the Security Trustee's Notice by the LNI Account Bank, be signed by or on behalf of the Security Trustee or any substitute administrator or by the person or persons specified by the Security Trustee in writing or as otherwise agreed or directed by the Security Trustee hereafter.

7. The LNI Account Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the LNI Account Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company as to any changes therein.

8. These Resolutions be communicated to the LNI Account Bank and remain in force until an amending Resolution shall be passed by the Board of Directors of the Company with the prior written consent of the Security Trustee and a copy thereof and of such consent, certified by any one of the Directors or the Secretary, shall be received by the LNI Account Bank.

I hereby certify the above to be a true extract from the Minutes of the said Meeting.


...............................
Director

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                                   SCHEDULE
                              LIST OF SIGNATORIES

NAMES                                                        SPECIMEN SIGNATURE

Robert Niall Douglas

Mark Hansford

Lynn Cleary

Helen Grant

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                                  SCHEDULE 2
                           LNI ACCOUNT BANK MANDATE

                      (LOAN NOTE ISSUER EXPENSES ACCOUNT)

At a duly constituted meeting of the Board of Directors of RBS Cards Securitisation Funding Limited (the "COMPANY") held at 22 Grenville Street, St. Helier, Jersey JE4 8PX on [*].

IT WAS RESOLVED that:

1. The opening of the account number [*] sort code 16-10-28 in the name of the Company designated the "RBS Cards Securitisation Funding Limited - Expenses Account- Series [*]" (the "LOAN NOTE ISSUER EXPENSES ACCOUNT") held with The Royal Bank of Scotland International Limited (the "LNI ACCOUNT BANK" for the purpose of this Resolution and Resolutions 2 to 7) at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ be and is hereby appointed and ratified and that the Loan Note Issuer Expenses Account be used as an account for the benefit of the Company.

2. Terms defined in the Loan Note Issuer Bank Agreement entered into on or about [*] between the Company, The Bank of New York, London Branch and the LNI Account Bank (the "LOAN NOTE ISSUER BANK AGREEMENT") have the same meanings herein, unless defined herein or the context otherwise requires.

3. In relation to the Loan Note Issuer Expenses Account, the LNI Account Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted made or given and all directions given in writing in respect of the Loan Note Issuer Expenses Account opened pursuant to the Loan Note Issuer Bank Agreement and PROVIDED THAT any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the Schedule attached to these Resolutions or that any directions or orders are received by the LNI Account Bank by means of secure facsimile transmission that includes the signal number authentication code supplied to the Loan Note Issuer.

4. Notwithstanding Resolution 3 above, the Company accept any advice contained in each Daily Report and Monthly Trust Cash Manager's Report to the Company received by the LNI Account Bank by means of secure facsimile transmission that includes the signal number authentication code issued to the Trust Cash Manager, and that the LNI Account Bank be instructed to act on such advice to the Company with respect to the debiting and crediting of monies from and to the Loan Note Issuer Expenses Account provided that the LNI Account Bank may also act on any report received by it by means of secure facsimile transmission that includes the signal number authentication code supplied to the Trust Cash Manager unless otherwise notified in writing by the Company (or, following a Loan Note Event of Default with respect to any Series, the Security Trustee). The LNI Account Bank shall be instructed to comply with any such instruction without any further verification unless it receives any instructions in writing from the Loan Note

       Issuer to the contrary one Business Day prior to the time by which it is required to fulfil such instruction.

5. The mandates given to the LNI Account Bank by virtue of these resolutions shall, subject as provided in Resolution 6 below, remain in force, unless and until the LNI Account Bank has received from the Security Trustee notice to the contrary (the "SECURITY TRUSTEE'S NOTICE").

6. If the LNI Account Bank receives a Security Trustee's Notice, the LNI Account Bank will be instructed to comply with any direction or notice of the Security Trustee pursuant to the relevant Loan Note Supplement in respect of the operation of the Loan Note Issuer Expenses Account and that any instruction, advice or other direction referred to in Resolutions 3 or 4 as it relates to amounts in the Loan Note Issuer Expenses Account shall, if purporting to be dated after the date of receipt of the Security Trustee's Notice by the LNI Account Bank, be signed by or on behalf of the Security Trustee or any substitute administrator or by the person or persons specified by the Security Trustee in writing or as otherwise agreed or directed by the Security Trustee hereafter.

7. The LNI Account Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the LNI Account Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company as to any changes therein.

8. These Resolutions be communicated to the LNI Account Bank and remain in force until an amending Resolution shall be passed by the Board of Directors of the Company with the prior written consent of the Security Trustee and a copy thereof and of such consent, certified by any one of the Directors or the Secretary, shall be received by the LNI Account Bank.

I hereby certify the above to be a true extract from the Minutes of the said Meeting.


...............................
Director

                                   SCHEDULE
                              LIST OF SIGNATORIES

NAMES                                                        SPECIMEN SIGNATURE

Robert Niall Douglas

Mark Hansford

Lynn Cleary

Helen Grant

                                EXECUTION PAGE

EXECUTED by          )
RBS CARDS SECURITISATION                  )
FUNDING LIMITED                           )

PROCESS AGENT:
Clifford Chance Secretaries Limited
10 Upper Bank Street
London E14 5JJ

EXECUTED by                               )
THE BANK OF NEW YORK                      )

PROCESS AGENT:
Clifford Chance Secretaries Limited
10 Upper Bank Street
London E14 5JJ

EXECUTED by          )
THE ROYAL BANK OF SCOTLAND                )
INTERNATIONAL LIMITED                     )

PROCESS AGENT:
Clifford Chance Secretaries Limited
10 Upper Bank Street
London E14 5JJ